OTHER OPERATING INCOME (EXPENSES) (Tables)	12 Months Ended
Dec. 31, 2023
OTHER OPERATING INCOME (EXPENSES)
Schedule of other operating income (expenses)

	2023	2022	2021
Recovered expenses and fines(1)(3)	1,097,797	960,851	2,534,835
Provision for labor, tax and civil contingencies (Note 20)	(661,743)	(653,686)	(1,066,022)
Net income from the FiBrasil operation, including goodwill write-off	—	—	416,577
Other operating income, net(2)(3)	204,266	281,732	42,235
Total	640,320	588,897	1,927,625

Other operating income	1,302,059	1,242,583	2,993,647
Other operating expenses	(661,739)	(653,686)	(1,066,022)
Total	640,320	588,897	1,927,625

(1)For the years ended December 31, 2023, 2022 and 2021, includes tax credits, in the amounts of R$276,726, R$396,723 and R$1,660,295, respectively, arising from decisions on lawsuits, in favor of the Company, which recognized tax credits of PIS and COFINS (note 9). The remaining balance refers to contractual fines and other tax credits.
(2)On December 31, 2023, includes R$244,229 referring to the reversal of part of the remaining 50% arising from the agreement in relation to the Post-Closing Adjustment (as defined in the Share Purchase and Sale Agreement and Other Covenants) (“Parties” ) (“Agreement”), entered into between the Buyers (the Company, TIM S.A. and Claro S.A.) and Oi. S.A. – In Judicial Recovery (Seller), as a way of putting an end to the controversy between the Parties and the arbitration procedure related to the Post-Closing Adjustment (note 21.c.3.3.1) and the amounts of net gains on the sale of assets (property, scrap, etc.) and tax expenses on other operating income.
(3)On December 31, 2023, includes R$260,198, referring to the net gain from negotiations with TowerCo (Note 20). Includes amounts of net gains on disposal of assets (real estate, scrap, etc.) and expenses with taxes on other income.